VANGUARD INSTITUTIONAL INDEX FUND
                SUPPLEMENT TO THE PROSPECTUS DATED APRIL 20, 1998

Vanguard Institutional Index Fund reserves the right to redeem an investor's Institutional Shares if the investor's account balance falls below $10 million, which is the current minimum initial investment. Any such redemption will be preceded by written notice to the investor.

                                                               IS854N-12/09/1998